Impairment of intangible assets and property, plant and equipment (Tables)	12 Months Ended
Dec. 31, 2023
Impairment Of Assets [Abstract]
Summary of Net Impairment Losses of Other Intangible Assets
In 2023, 2022 and 2021, impairment testing of other intangible assets (excluding software) resulted in the recognition of net impairment losses as shown below:

(€ million)	2023	2022	2021
Impairment of other intangible assets, net of reversals (excluding software)	932	(454)	192
Marketed products	—	(1,561)	42
Biopharma(b)	—	(1,526)	1
Consumer Healthcare	—	(35)	41
Research and development projects and technology platforms(a)(b)(c)	896	1,107	150
Others	36	—	—
(a)    For 2023, this amount mainly comprises an impairment loss of €833 million, reflecting the impact of the strategic decision to de-prioritize certain R&D programs, in particular those related to the NK Cell and PRO-XTEN technology platforms.
(b)    For 2022, this amount mainly comprises a reversal of €2,154 million of impairment losses taken against ELOCTATE and BIVV001 (assets belonging to the ELOCTATE franchise), consisting of €1,554 million for marketed products and €600 million for research and development projects respectively. In 2019, the launch of competing products for ELOCTATE led Sanofi to update its sales forecasts for products belonging to the franchise, as a result of which impairment losses of €2.8 billion were recognized against the assets in question. The reversal reflects the approval by the FDA on February 22, 2023 of ALTUVIIIO (the commercial name of efanesoctocog alpha, corresponding to the BIVV001 project), which was submitted in 2022.
(c)    For 2022, this amount mainly comprises:
–an impairment loss of €1,586 million taken against the development project for SAR444245 (non-alpha interleukin-2), recognized following revised cash flow projections reflecting unfavorable developments in the launch schedule;
–the €600 million reversal relating to the BIVV001 project (see above).
    For 2021, this line relates to the discontinuation of the development of sutimlimab in the treatment of Immune Thrombocytopenic Purpura (ITP), and to the termination of various research projects in Vaccines.